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                                                                   EXHIBIT 24

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Gold Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Gold Company) to the Annual Report on Form 10-K of Newmont Gold Company for the fiscal year ended December 31, 1995 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 20th day of March, 1996.

Signature                              Title

/s/ J. P. Bolduc
----------------------
    J. P. Bolduc                       Director

/s/ Ronald C. Cambre
----------------------                 Chairman, President and Chief
    Ronald C. Cambre                   Executive Officer and Director
                                       (Principal Executive Officer)
/s/ Joseph P. Flannery
----------------------
    Joseph P. Flannery                 Director

/s/ Leo I. Higdon, Jr.
----------------------
    Leo I. Higdon, Jr.                 Director

/s/ Thomas A. Holmes
----------------------
    Thomas A. Holmes                   Director



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/s/ Robin A. Plumbridge
----------------------------
    Robin A. Plumbridge                Director

/s/ Robert H. Quenon
----------------------------
    Robert H. Quenon                   Director

/s/ Moeen A. Qureshi
----------------------------
    Moeen A. Qureshi                   Director

/s/ Michael K. Reilly
----------------------------
    Michael K. Reilly                  Director

/s/ James V. Taranik
----------------------------
    James V. Taranik                   Director

/s/ William I. M. Turner, Jr.
----------------------------
    William I. M. Turner, Jr.          Director

/s/ Wayne W. Murdy
----------------------------           Senior Vice President
    Wayne W. Murdy                     and Chief Financial Officer
                                       (Principal Financial Officer)
/s/ Gary E. Farmar
----------------------------
    Gary E. Farmar                     Vice President and Controller
                                       (Principal Accounting
                                       Officer)

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